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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 11, 1999

                            W.R. BERKLEY CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                         0-7849                         22-1867895
 (State or other            (Commission File Number)                  (IRS
  jurisdiction                                                       Employer
of incorporation)                                                 Identification
                                                                        No.

       165 Mason Street, P.O. Box 2518, Greenwich, Connecticut 06836-2518
       (Address of principal executive offices)                (Zip Code)

                                 (203) 629-2880
              (Registrant's telephone number, including area code)
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Item 5. Other Events.

      On May 11, 1999, the Board of Directors of W.R. Berkley Corporation (the "Company") adopted amendments to the by-laws of the Company implementing notice procedures for stockholder proposals and for nominations for election of directors to be considered at annual or special meetings. These procedures assure that notices will be timely and in writing.

      The amended by-laws provide that for business (other than election of directors) to be properly brought before an annual meeting by a stockholder, written notice shall be delivered to the Secretary of the Company at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. The stockholder's written notice must contain a brief description of the proposal and reasons for conducting such business at the annual meeting, the stockholder's name and address (as they appear on the Company's books), the class and number of shares beneficially owned by the stockholder, and any material interest of the stockholder in such business. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

      Stockholder nominations for the election of directors are governed by similar provisions as to timeliness of written notice. The notice must set forth as to each proposed nominee information, including name, age, business address, principal occupation, shares beneficially owned and other information, required in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934. In addition, the nomination notice must include the nominating stockholder's name and address (as they appear on the Company's books) and the class and the number of shares of the Company beneficially owned by the stockholder.

      In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.


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      Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder who is entitled to vote at the meeting, who has complied with the notice procedures set forth in the third preceding paragraph and who was a stockholder of record at the time such notice was delivered to the Company. Nomination by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice shall have been delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting.

      The amended by-laws further provide that in the event the timely written notice requirements have not been complied with, the chairman of the meeting is empowered to preclude transaction of the business proposed or disregard the nomination.

      On May 11, 1999, the Board of Directors of the Company declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.20 per share ("Common Stock"), of the Company. The dividend is payable to the stockholders of record on May 21, 1999 (the "Record Date") and with respect to the Common Stock issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to the Common Stock issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth (1/1000th) of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $.10 per share (the "Preferred Stock"), of the Company, at a purchase price of $120 per Unit, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"), dated as of May 11, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

      Initially, the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate certificates evidencing the Rights ("Rights Certificates") will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten days (or such later date as the Board of Directors shall determine) following the date (the "Stock Acquisition Date") of public announcement that a person or group of affiliated or associated persons (other than an "Exempted Person" as defined below) (an "Acquiring Person") has acquired beneficial ownership of 15% (or 25% in the case of William R.


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Berkley and his affiliates and associates and 21% in the case of Franklin
Resources, Inc. and its affiliates and associates) or more of the outstanding shares of Common Stock, or (ii) ten business days (or such later date as the Board of Directors shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

      Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with the Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

      An "Exempted Person" is (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or (iv) any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.

      The Rights are not exercisable until the Distribution Date and will expire at the close of business on May 11, 2009, unless earlier redeemed by the Company as described below.

      As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

     Each share of Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $10 per share but will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $10 per share (plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared) but will be entitled to an aggregate payment (after certain payments to the holders of Common Stock) of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each


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share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. The Preferred Stock is not redeemable.

     Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

      In the event that any person becomes an Acquiring Person (except pursuant to an offer for all outstanding shares of Common Stock at a price and on terms determined to be fair to, and in the best interests of, the stockholders by the Board of Directors), each holder of a Right will have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are or (under certain circumstances specified in the Rights Agreement) were beneficially owned by an Acquiring Person (or any affiliate or associate of an Acquiring Person) will be null and void and nontransferable and any holder of any such Right (including any purported transferee or subsequent holder) will be unable to exercise or transfer any such Right. However, Rights are not exercisable following the occurrence of any of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

      For example, at an exercise price of $120 per Right, following an event set forth in the preceding paragraph, each Right not owned by an Acquiring Person (or by certain related parties) would entitle its holder to purchase $240 worth of Common Stock (or other consideration, as noted above) for $120. Assuming that the Common Stock had a per share value of $30 at such time, the holder of each valid Right would be entitled to purchase 8 shares of Common Stock for $120.

      In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger which follows an offer described in the second preceding paragraph), or (ii) 50% or more of the Company's assets or earning power is sold, mortgaged or transferred, each holder of a Right (except Rights which previously have been voided as set forth below) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. There is an exception for a merger that is approved by the Board of Directors at a price which is fair to, and otherwise in the best interests of, the stockholders and in which all stockholders of the Company receive equal consideration. The events set forth in this paragraph and in the


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second preceding paragraph are referred to as the "Triggering Events."

      The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

      With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

      At any time until ten days (or such later date as the Board of Directors shall determine) following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), payable in cash, Common Stock or any other form of consideration deemed appropriate by the Board of Directors. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

      Prior to the Distribution Date and subject to the last sentence of this paragraph, the Company may by resolution of its Board of Directors and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the last sentence of this paragraph, the Company may by resolution of its Board of Directors and the Rights Agent shall, if the Company so directs, supplement or amend the Rights Agreement without the approval of any holders of Rights


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Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provisions therein, (iii) to shorten or lengthen any time period thereunder, or (iv) to change or supplement the provisions thereunder in any manner which the Company may deem necessary or desirable and which, in the case of this clause (iv), shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an affiliate or associate of an Acquiring Person); provided, however, that the Rights Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Notwithstanding anything contained in the Rights Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the final expiration date of the Rights (May 11, 2009), the Purchase Price or the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable.

      Each share of Common Stock outstanding at the close of business on May 21, 1999 will receive one Right. As long as the Rights are attached to the Common Stock, the Company will issue one Right for each new share of Common Stock so that all such shares will have attached Rights. The Company has reserved 40,000 shares of Preferred Stock for issuance upon exercise of the Rights.

      The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Board of Directors may, at its option, at any time until ten days (or such later date as may be determined by action of the Board of Directors) following the Stock Acquisition Date redeem all but not less than all the then outstanding Rights at the Redemption Price.

      The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit B the Form of Rights Certificate, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired: None


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      (b)   Pro Forma Financial Information: None

      (c)   Exhibits:

            3(ii) Amended and Restated By-Laws as of May 11, 1999.

            99.1 Rights Agreement, dated as of May 11, 1999, between W.R. Berkley Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of W.R. Berkley Corporation., as Exhibit A, the Form of Rights Certificate, as Exhibit B, and the Summary of Rights to Purchase Preferred Stock, as Exhibit C.

            99.2  Press Release issued May 11, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    W.R. BERKLEY CORPORATION



Date: May 11, 1999                  By:  Cornelius T. Finnegan III
                                         ---------------------------------
                                    Name:  Cornelius T. Finnegan III
                                    Title: Senior Vice President,
                                             General Counsel
                                             and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number   Description                                                        Page
------   -----------                                                        ----

3(ii)    Amended and Restated By-Laws as of May 11, 1999.

99.1 Rights Agreement, dated as of May 11, 1999, between W.R. Berkley Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of W.R. Berkley Corporation, as Exhibit A, the Form of Rights Certificate, as Exhibit B, and the Summary of Rights to Purchase Preferred Stock, as Exhibit C.

99.2     Press Release issued May 11, 1999.


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